UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K - CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 9, 2007

Kingston Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Registrant or Organization)

0-15840	14-1688816
(Commission File Number)	(I.R.S. Employer Identification No.)

8 Merrill Industrial Drive, Unit #12
Hampton, NH	03842	(603) 758 - 1333
(Address of Principal Executive Offices)	(Zip Code)	(Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Ex change Act (17 CFR 240.13e-4(c)

Section 1 - Registrant's Business and Operations
Item 1.02 Termination of a Material Definitive Agreement

The current liabilities of Kingston Systems, Inc. (the “Company”), as of December 30, 2006, as shown on the financial statements of the Company included in its Report on Form 10-QSB filed on February 20, 2007, reflect a judgment payable of $353,883 principal and $662,010 accrued interest. As stated in the Form 10-QSB, “on February 20, 2007, the Company entered into an agreement with the judgment creditor, pursuant to which the judgment creditor agreed to release the judgment in exchange for a cash payment of $50,000 on February 21, 2007 and another within two weeks.”

The first $50,000 payment was made on February 21, 2007, and the second payment of $50,000 was made on March 6, 2007. The Company and the creditor have exchanged releases and are filing a satisfaction of judgment with the court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingston Systems, Inc.	Date: March 9, 2007
(Registrant)

/s/ Ralph McKittrick
Ralph McKittrick